Lord Abbett                       U.S. Government
                                  Securities
                        Money Market Fund


 SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED DECEMBER 31, 1996



                               [PICTURE OF COINS]



          A fund designed
          to help you with
          your current income
          needs and preserve
          your capital

Report to Shareholders
For the Six Months Ended December 31, 1996


[PHOTO]


/s/ ROBERT S. DOW
-----------------
ROBERT S. DOW
CHAIRMAN

JANUARY 17, 1997



"... your Fund continued to
invest in issues offering
attractive yields, consistent
with low credit risk and
low volatility."





Lord Abbett U.S. Government Securities Money Market Fund completed the first half of its fiscal year on December 31, 1996 with net assets of $153 million and an average annualized seven-day yield of 4.50%. Below is an overview of class-specific data for the period.

                                      Six Months      8/1/96* -      7/15/96* -
                                    Ended 12/31/96    12/31/96        12/31/96
                                    --------------------------------------------
                                        Class A        Class B        Class C
--------------------------------------------------------------------------------
Net asset value                         $1.00          $1.00          $1.00
Dividends                               $ .023         $ .005         $ .021
Total return**                          +2.31%++       +0.48%++       +2.13%++


The lower interest-rate environment we forecast in our last letter has begun to take shape. As economic growth slowed from a rapid pace in the second quarter and new job development declined, investors' inflation fears calmed. As a result, the yield on the 30-year Treasury bond declined to 6.6% by year end.

Within this environment, your Fund continued to invest in issues offering attractive yields, consistent with low credit risk and low volatility. Over the period, we maintained a heavy weighting in agency discount notes. Average maturity of the Fund was approximately 26 days at the close of the fiscal half year.

Our outlook for the financial markets remains positive. In 1997, we believe that the economy will grow at a rate averaging just below 2%, with inflation averaging between 2 1/2%-3%. Against this backdrop, the Federal Reserve does not appear to have any compelling reason to increase the Federal Funds Rate from the current 5.25% level. Over the long term, we believe interest rates will continue to trend lower. Our analysis leads us to believe that yields on the 30-year Treasury bond will decline towards the 6 1/4% - 6% level.

Lord Abbett U.S. Government Securities Money Market Fund seeks to provide investors with income and relative safety of principal in all interest-rate environments. As a shareholder of the Fund, you also are offered checkwriting privileges and have the flexibility to exchange Fund shares for other Lord Abbett-managed funds of the same class, should your investment goals change.

We are pleased Lord Abbett U.S. Government Securities Money Market Fund is a part of your investment portfolio and look forward to helping you attain your financial goals in 1997 and beyond.




*    Commencement of offering Class shares.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

++   Not annualized.

                               Statement of Net Assets
                               December 31, 1996

                                                                                                      Principal
                               Investment                                                 Rating         Amount    Market Value
===============================================================================================================================
Investments in Securities 100.00%
===============================================================================================================================
U.S. Government and            Federal Farm Credit Banks 5.23% due 1/27/1997                 A1+         5,000M     $ 4,981,114
Agency Obligations             -------------------------------------------------------------------------------------===========
100.00%                        Federal Home Loan Banks
                               5.25% due 1/2/1997                                            A1+         5,000M       4,999,271
                               5.19% due 1/14/1997                                           A1+         5,000M       4,990,629
                               5.27% due 1/23/1997                                           A1+         5,000M       4,983,897
                               Total                                                                                 14,973,797
                               -------------------------------------------------------------------------------------===========
                               Federal Home Loan Mortgage Corporation
                               5.70% due 1/2/1997                                            A1+         4,000M       3,999,367
                               5.225% due 1/16/1997                                          A1+         5,500M       5,488,026
                               5.45% due 1/17/1997                                           A1+         4,945M       4,933,022
                               5.20% due 1/21/1997                                           A1+         5,000M       4,985,555
                               5.25% due 1/31/1997                                           A1+         4,400M       4,380,750
                               5.22% due 2/6/1997                                            A1+         5,000M       4,973,900
                               5.23% due 2/12/1997                                           A1+         5,000M       4,969,492
                               5.22% due 2/19/1997                                           A1+         4,000M       3,971,580
                               5.31% due 2/24/1997                                           A1+         6,000M       5,952,210
                               5.33% due 3/17/1997                                           A1+         2,500M       2,472,240
                               Total                                                                                 46,126,142
                               -------------------------------------------------------------------------------------===========
                               Federal National Mortgage Association
                               5.22% due 1/3/1997                                            A1+         4,135M       4,133,801
                               5.26% due 1/7/1997                                            A1+         5,000M       4,995,617
                               5.22% due 1/9/1997                                            A1+         5,000M       4,994,200
                               5.31% due 1/13/1997                                           A1+         5,000M       4,991,150
                               5.31% due 1/15/1997                                           A1+         5,000M       4,989,675
                               5.205% due 1/24/1997                                          A1+         5,000M       4,983,373
                               5.225% due 1/28/1997                                          A1+         5,000M       4,980,406
                               5.23% due 2/3/1997                                            A1+         5,000M       4,976,029
                               5.235% due 2/4/1997                                           A1+         3,400M       3,383,190
                               5.23% due 2/13/1997                                           A1+         2,985M       2,966,353
                               5.23% due 2/18/1997                                           A1+         5,000M       4,965,133
                               5.49% due 3/10/1997                                           A1+         5,000M       4,948,150
                               5.30% due 3/17/1997                                           A1+         6,200M       6,131,542
                               Total                                                                                 61,438,619
                               -------------------------------------------------------------------------------------===========
                               Student Loan Marketing Association
                               5.31% due 3/13/1997                                           A1+        10,000M      10,000,000
                               5.36% due 4/10/1997                                           A1+         5,000M       5,000,000
                               5.42% due 6/12/1997                                           A1+        10,000M      10,000,000
                               Total                                                                                 25,000,000
                               -------------------------------------------------------------------------------------===========
                               Total U.S. Government and Agency Obligations*                                        152,519,672
===============================================================================================================================
Other Assets, Less Liabilities .00%                                                                                        (282)
===============================================================================================================================
Net Assets 100.00%             (Equivalent to $1.00 a share on 151,895,247 Class A shares,
                               303,582 Class B shares and 320,561 Class C shares of
                               $.001 par value capital stock outstanding; authorized,
                               700,000,000 Class A shares, 100,000,000 Class B
                               shares and 200,000,000 Class C shares)                                              $152,519,390
===============================================================================================================================

                               +  Floating Rate Note.
                               *  Cost for Federal income tax purposes is
                                  $152,519,672.
                                  Average maturity of investments: 26 days.
                                  See Notes to Financial Statements.

              Statement of Operations

Investment Income                                                                            Six Months Ended December 31, 1996
===============================================================================================================================
Income        Interest                                                                                               $4,262,900
              -----------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                            $397,858
              Shareholder servicing                                                                      175,000
              Registration                                                                                25,000
              Audit and legal                                                                             24,400
              Reports to shareholders                                                                     20,000
              Other                                                                                        7,964
              Total                                                                                                     650,222
              -----------------------------------------------------------------------------------------------------------------
              Net investment income                                                                                  $3,612,678
===============================================================================================================================

              See Notes to Financial Statements.



              Statements of Changes in Net Assets

                                                                                                Six Months Ended     Year Ended
                                                                                                    December 31,       June 30,
Increase (Decrease) in Net Assets                                                                           1996           1996
===============================================================================================================================
Operations    Net investment income (declared as dividends to shareholders)
              Class A                                                                               $  3,595,304   $  7,086,890
              Class B                                                                                        578             --
              Class C                                                                                     16,796             --
              Total                                                                                    3,612,678      7,086,890
              -----------------------------------------------------------------------------------------------------------------
Capital share transactions (dollar amounts and number of shares are the same)(a)
-------------------------------------------------------------------------------------------------------------------------------
Proceeds from shares sold:
              Class A                                                                                133,301,274    195,939,486
              Class B                                                                                    387,392             --
              Class C                                                                                  1,219,579             --
              Total                                                                                  134,908,245    195,939,486
              -----------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment of net investment income:
              Class A                                                                                  3,307,429      6,646,051
              Class B                                                                                        577             --
              Class C                                                                                     11,565             --
              Total                                                                                    3,319,571      6,646,051
              -----------------------------------------------------------------------------------------------------------------
Cost of shares reacquired:
              Class A                                                                               (137,244,263)  (190,697,177)
              Class B                                                                                    (84,387)            --
              Class C                                                                                   (910,583)            --
              Total                                                                                 (138,239,233)  (190,697,177)
              -----------------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets                                                          (11,417)    11,888,360
-------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                    152,530,807    140,642,447
              -----------------------------------------------------------------------------------------------------------------
              End of period                                                                         $152,519,390   $152,530,807
              =================================================================================================================

              (a) The Fund began offering Class C shares on July 15, 1996 and Class B shares on August 1, 1996.
                   See Notes to Financial Statements.

                               Financial Highlights

                                                                                          Class A        Class B         Class C
                                 ----------------------------------------------------------------- -------------- ------------------
                                   Six Months                                                       August 1,(a)     July 15,(a)
                                        Ended                                 Year Ended June 30,             to              to
                                 December 31,      -----------------------------------------------  December 31,    December 31,
Per Share Operating Performance:         1996        1996      1995      1994      1993      1992           1996            1996
================================================================================================== ============== ==================
Net asset value, beginning of period   $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00         $ 1.00          $ 1.00
-------------------------------------------------------------------------------------------------- -------------- ------------------
  Income from investment operations
  Net investment income                  0.023       0.048     0.046     0.025     0.024     0.038          0.005           0.021
  ------------------------------------------------------------------------------------------------ -------------- ------------------
  Distributions
  Dividends from net investment income  (0.023)     (0.048)   (0.046)   (0.025)   (0.024)   (0.038)        (0.005)         (0.021)
  ------------------------------------------------------------------------------------------------ -------------- ------------------
Net asset value, end of period         $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00         $ 1.00          $ 1.00
-------------------------------------------------------------------------------------------------- -------------- ------------------
Total Return                             2.31%(b)    4.85%     4.65%     2.54%     2.43%     3.87%          0.48%(b)        2.13%(b)
================================================================================================== ============== ==================
Ratios/Supplemental Data:
================================================================================================== ============== ==================
  Net assets, end of period (000)     $151,895    $152,531  $140,642  $156,069  $122,782  $147,229          $ 304           $ 321
  ================================================================================================ ============== ==================
  Ratios to Average Net  Assets:
  ------------------------------------------------------------------------------------------------ -------------- ------------------
  Expenses including waiver              0.41%(b)    0.81%     0.86%     0.85%     0.87%     1.01%          0.66%(b)        0.39%(b)
  Expenses excluding waiver              0.41%(b)    0.81%     0.86%     0.90%     0.96%     1.02%          0.66%(b)        0.39%(b)
  Net investment income                  2.29%(b)    4.75%     4.54%     2.56%     2.41%     3.86%          1.53%(b)        2.14%(b)
------------------------------------------------------------------------------------------------------------------------------------

  (a) Commencement of offering Class B and Class C shares, respectively.
  (b) Not annualized.
      See Notes to Financial Statements.


Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett U.S. Government Securities Money Market Fund (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following summarizes the significant accounting policies of the Company. The financial statements have been prepared in conformity with generally accepted accounting principles.

(a) The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount are valued by amortizing the difference between the original purchase price and maturity value of the issue over a period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis.

(d) Dividends from net investment income are declared each business day and paid monthly. Net investment income (other than distribution and service fees) are allocated to each class of shares based upon the proportion of net assets at the beginning of the day.

(e) Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.


2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which it supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $250 million, 0.45% on the next $250 million and 0.40% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC, an affiliate of Lord Abbett, which provides for payments of 0.15% of the average daily net asset value of Class A shares, 0.75% of the average daily net asset value of Class B shares and 0.25% of the average daily net asset value of ClassC shares sold, and, at each quarter-end after the first anniversary of the sale of such shares, 0.25% of the average daily net asset value of such shares outstanding. The Company is currently not making payments under the Class A and Class C Plans.

Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. The Directors' fees accrued during the period were $1,830, a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1996, the aggregate amount in Directors' accounts maintained under the Plan was $117,888.

Notes to Financial Statements


4. Proxy Results (unaudited)

The Company's shareholders voted on the following proposals at the Annual Meeting of Shareholders held on June 19, 1996. Each Director was elected and all other proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

Election of Directors                              For            Withheld
--------------------------------------------------------------------------------
Ronald P. Lynch                             91,323,016           1,540,600
Robert S. Dow                               91,427,652           1,435,964
E. Thayer Bigelow                           91,360,286           1,503,330
Stewart S. Dixon                            91,488,579           1,375,037
John C. Jansing                             91,476,866           1,386,750
C.  Alan MacDonald                          91,466,394           1,397,222
Hansel B. Millican, Jr.                     91,519,120           1,344,496
Thomas J. Neff                              91,521,515           1,342,101
--------------------------------------------------------------------------------


                                         For     Against     Abstain    Non-Vote
--------------------------------------------------------------------------------
Ratification of Deloitte &
Touche LLP as independent
public accountants                90,333,152     588,153   1,942,311          --

Approval of certain changes
in fundamental investment
policies and restrictions         80,749,967   5,018,124   4,604,972   2,490,553

Approval of new Rule 12b-1
Distribution Plans and
Agreements                        80,813,956   5,905,208   3,653,828   2,490,624

Approval of an amendment
to the Articles of
Incorporation authorizing
the creation of classes
and series of shares and
confirming that the
Directors may impose
contingent deferred sales
charges on certain
redemptions of new
classes of shares                 79,769,554   6,896,239   3,707,279   2,490,544
--------------------------------------------------------------------------------



An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

--------------------------------------------------------------------------------
Copyright (C) 1997 by Lord Abbett U.S. Government Securities Money Market Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication,  when not used for the general  information of shareholders of
Lord Abbett U.S. Government Securities Money Market Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.
All  rights  reserved.  Printed  in the  U.S.A.
--------------------------------------------------------------------------------


                                                  Numbers to Keep Handy

                                                  For Shareholder Account or
                                                  Statement Inquiries:
                                                  800-821-5129

                                                  For Literature:
                                                  800-874-3733

                                                  For More Information:
                                                  800-426-1130

                                                  Visit our Web site:
                                                  http://www.lordabbett.com


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------------------------------------------------------------
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